UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2007

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 481-8400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On April 26, 2007, The John B. Kilroy Living Trust (the “Trust”), an entity controlled by John B. Kilroy, Sr., Chairman of the Board of Directors of Kilroy Realty Corporation (the “Company”), adopted a stock trading plan in order to sell a portion of its common stock holdings of the Company. This plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934. The Trust adopted its plan as part of its overall tax and estate planning strategy. Pursuant to the plan, a brokerage firm will sell 100,265 shares of common stock of the Company on behalf of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

Date: May 8, 2007	By	/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President and Controller